                                                                                                         Exhibit 32.2

                                                 CERTIFICATION PURSUANT TO
                                 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                  AS ADOPTED PURSUANT TO
                                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section  1350,  Chapter  63 of Title 18,  United  States  Code,  as adopted  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002, the undersigned,  as Chief Financial  Officer of U.S. Can Corporation  (the  "Company"),  does hereby certify that to the undersigned's knowledge:

1)       the  Company's  Quarterly  Report  on Form  10-Q for the  period  ending  July 3,  2005  fully  complies  with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)       the  information  contained  in the  Company's  Quarterly  Report on Form 10-Q for the period  ending July 3, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                 /s/ Michael M. Rajkovic

                                                                Michael M. Rajkovic
                                                                Executive Vice President and
                                                                Chief Financial Officer

                                                                Dated: August 16, 2005